EXHIBIT 10.14

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

MEDI-HUT CO., INC.

WARRANT CERTIFICATE
Common Stock, par value $.001 per share

Date of Issue: May 14, 2004	Warrant to Purchase
200,000 Shares

THIS CERTIFIES THAT, for value received, John A. Moore, or his beneficiaries or assigns, is entitled, subject to the provisions of this Warrant Certificate (this “Warrant”), to purchase an aggregate of 200,000 shares of common stock, par value $.001 per share (“Common Stock”), of Medi-Hut Co., Inc. (the “Company”).

The number of shares of the Common Stock to be received upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price (as hereinafter defined) therefor are subject to adjustment from time-to-time as hereinafter set forth.

SECTION 1.  Definitions.The following terms as used in this Warrant shall have the meanings set forth below:

(a)    “Assignment Form” means the form attached hereto as Exhibit A.

(b)    “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. For purposes of this definition, “controlling” (including with its correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person shall mean the possession, directly or indirectly, of the power (i) to vote or direct the vote of ten percent (10%) or more of the securities having ordinary voting power of a corporation or other business entity, or (ii) to direct or cause the direction of the management and policies of a corporation or other business entity, whether through the ownership of securities, by contract of otherwise.

(c)    “Associate” means, with respect to any Person, (i) a corporation or organization (other than the Company or a Subsidiary of the Company) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, (iii) any relative or spouse of such Person, or (iv) any relative of such spouse who has the same home as such Person or who is a director or officer of the Company or any of its Subsidiaries.

(d)    “Business Day” means any day other than a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New Jersey.

(e)    “Cashless Exercise” shall have the meaning set forth in Section 2(e) hereof.

(f)    “Cashless Exercise Form” means the form attached hereto as Exhibit B.

(g)    “Change of Control” shall have the meaning set forth in Section 4(d)(i) hereof.

(h)    “Common Stock” shall have the meaning set forth in the introductory paragraph.

(i)    “Company” shall have the meaning set forth in the introductory paragraph, or any successor thereof.

(j)    “Convertible Securities” shall have the meaning set forth in Section 4(b)(i) hereof.

(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)    “Excluded Securities” means (i) the issuance by the Company of shares of its capital stock (A) offered to the public pursuant to a public offering, (B) in connection with any dividend or distribution to the holders of Common Stock, (C) upon exercise of any Options issued pursuant to any employee stock option or executive incentive ownership plan approved by a majority of the Board of Directors of the Company, (D) any shares of capital stock issued in connection with any stock splits, reclassifications, recapitalizations or similar events, or (E) any shares of capital stock issued in connection with any acquisition of another company or technology rights, or (ii) the grant by the Company of any Options pursuant to any of the plans referred to in clause (i)(C) above.

(m)    “Exercise Date” shall mean any date on which the Company shall have received (i) this Warrant, together with a Subscription Form or Cashless Exercise Form duly executed by the Warrant Holder, or his, her or its attorney-in-fact duly authorized in writing, and (ii) if other than a Cashless Exercise, payment in cash, or by check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Share Purchase Price, plus transfer taxes, if any.

(n)    “Independent Investment Bank” means any investment bank or valuation firm chosen by the Company and approved by a majority of the Board of Directors of the Company.

(o)    “Issuance Date” means May 14, 2004.

(p)    “Market Price” means, as to any security, the average of the closing prices of such security’s sales on all domestic securities markets on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such markets at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on the OTC Bulletin Board as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted on the OTC Bulletin Board, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; in each such case averaged over a period of ten (10) trading days immediately preceding the day as of which “Market Price” is being determined. If at any time such security is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board or other domestic over-the-counter market, the “Market Price” shall be the fair value thereof as determined in good faith by a majority of the Company’s Board of Directors (determined without giving effect to any discount for minority interest, any restrictions on transferability or any lack of liquidity of the Common Stock or to the fact that the Company has no class of equity registered under the Securities Act), such fair value to be determined by reference to the price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell; provided, however, (i) in the event that the Warrant Holder reasonably disagrees with the determination of the fair value by a majority of the Board of Directors of the Company, or (ii) if such fair value is being determined in connection with an issuance of securities solely to one or more Affiliates of the Company, then in each such case the fair value shall be determined by an Independent Investment Bank and the determination of such Independent Investment Bank shall be final and binding on the Company and the Warrant Holder.

(q)    “NASDAQ” means the National Association of Securities Dealers Automated Quotation System.

(r)    “Options” shall have the meaning set forth in Section 4(b)(i) hereof.

(s)    “Permitted Issuance” means the issuance by the Company of (i) shares of Common Stock (A) offered to the public pursuant to a public offering, (B) upon conversion of any of the convertible securities issued by the Company and outstanding as of the Issuance Date, (C) in connection with any dividend or distribution to the holders of Common Stock, (D) upon exercise of any Options outstanding prior to the Issuance Date or thereafter issued pursuant to any stock option or warrants or pursuant to employee stock option or executive incentive ownership plans approved by a majority of the Board of Directors of the Company, or (E) issued in connection with any stock splits, reclassifications, recapitalizations or similar events, or (ii) any Options issued pursuant to any of the plans referred to in clause (i)(D) above.

(t)    “Person” means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, agency, government or political subdivision thereof, or any other entity of any kind.

(u)    “ Registrable Securities” means (i) the Underlying Shares, and (ii) any securities issued or issuable with respect to Common Stock by the way of a stock dividend or stock split or in connection with a combination or reorganization or otherwise.

(v)    “Registration Statement” shall have the meaning set forth in Section 6(a) hereof.

(w)    “SEC” means the Securities and Exchange Commission.

(x)    “SEC Reports” shall have the meaning set forth in Section 3(b) hereof.

(y)    “Securities Act” means the Securities Act of 1933, as amended.

(z)    “Subscription Form” means the form attached hereto as Exhibit C.

(aa)    “Subsidiary” means, with respect to the Company, any corporation of which an aggregate of fifty percent (50%) or more of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company and/or one or more Subsidiaries of the Company.

(bb)    “Transfer Agent” means the Company or any firm engaged to act as the transfer agent for the Company’s Common Stock.

(cc)    “Underlying Share Expiration Date” means the last date on which this Warrant may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date which is five (5) years from the Issuance Date, or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day.

(dd)    “Underlying Share Purchase Price” shall mean the purchase price to be paid upon the exercise of this Warrant with respect to the Underlying Shares in accordance with the terms hereof, which price shall be $.04 per Underlying Share, subject to adjustment from time to time pursuant to the provisions of Section 4 hereof.

(ee)    “Underlying Shares” means the 200,000 shares of Common Stock that are the subject of this Warrant, subject to adjustment from time to time as provided herein.

(ff)    “Warrant” shall have the meaning set forth in the introductory paragraph.

(gg)    “Warrant Holder” means a person or entity in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose, and “Warrant Holders” means, collectively, the Warrant Holder and all other persons or entities in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose.

SECTION 2.  Duration, Vesting, Expiration and Exercise.

(a)    Duration. This Warrant may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time on or before the Underlying Share Expiration Date. If this Warrant is not exercised in accordance with the terms hereof on or before the Underlying Share Expiration Date, the Warrant Holder shall no longer be entitled to purchase the Underlying Shares and all rights hereunder to purchase such Underlying Shares shall thereupon cease.

(b)    Vesting. This Warrant shall vest as follows:

(i)    66,600 of the Underlying Shares shall be eligible for purchase on and after the Issuance Date; and

(ii)    the remainder of the Underlying Shares, totaling 133,400, shall become eligible for purchase on and after the first anniversary of the Issuance Date.

In the event a Change of Control occurs, this Warrant shall become fully vested as of ten (10) days prior to the effective date of the Change of Control.

(c)    Expiration. Any Underlying Shares not vested upon the effective date of the Warrant Holder’s resignation or removal from the Board of Directors of the Company, shall automatically expire on such date and be of no further force and effect.

(d)    Exercise.

(i)    A Warrant Holder may exercise this Warrant, in whole or in part, to purchase the vested Underlying Shares in such amounts as may be elected upon surrender of this Warrant, together with a duly executed Subscription Form, to the Company at its corporate office, together with the full Underlying Share Purchase Price for each Underlying Share to be purchased, in lawful money of the United States, or by check payable in United States dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein.

(ii)    Upon receipt of this Warrant, together with a duly executed Subscription Form, and accompanied by payment of the Underlying Share Purchase Price for the number of vested Underlying Shares for which this Warrant is then being exercised, the Company shall, subject to Section 7(b) hereof, cause to be issued and delivered promptly, but in no event later than the third Business Day after the date on which the Company receives this Warrant, the Subscription Form and the Underlying Share Purchase Price, to the Warrant Holder certificates for such shares of Common Stock in such denominations as are requested by the Warrant Holder in the Subscription Form.

(iii)    In case a Warrant Holder shall exercise this Warrant with respect to less than all of the Underlying Shares, the Company will execute a new Warrant, which shall be exercisable for the balance of the Underlying Shares that may be purchased upon exercise of the unexercised portion of this Warrant and shall deliver such new Warrant to the Warrant Holder.

(iv)    This Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the Person entitled to receive the vested Underlying Shares and any new Warrant representing the unexercised portion of this Warrant deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Shares and new Warrant, respectively, as of the close of business on the Exercise Date.

(v)    The Company covenants and agrees that it will pay when due and payable any and all taxes that may be payable in respect of the issue of this Warrant or the issue of any vested Underlying Shares. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer by the Warrant Holder of this Warrant or any Underlying Shares to any person or entity at the time of surrender. Until the payment of the tax referred to in the previous sentence and the presentation to the Company by the Warrant Holder of reasonable proof of such payment, the Company shall not be required to issue Underlying Shares or a new Warrant representing the unexercised portion of this Warrant to any transferee.

(e)    Cashless Exercise. In lieu of payment of the Underlying Share Purchase Price, a Warrant Holder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company, together with a duly executed Cashless Exercise Form (or a reasonable facsimile thereof) (a “Cashless Exercise”); provided, however, that a Cashless Exercise will only be accounted by the Company if the Company’s Common Stock has been trading in a public market for at least thirty (30) continuous days prior to the date of such exercise. Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Warrant Holder’s obligation to pay all or any portion of the Underlying Share Purchase Price in cash, as the case may be. In the event of a Cashless Exercise, the Warrant Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Underlying Share Purchase Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

SECTION 3.  Covenants.

(a)    Issuance and Sale of Underlying Shares. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall equal the aggregate number of the Underlying Shares. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of this Warrant shall, at the time of delivery, and, subject to Section 2(d) hereof, upon receipt by the Company of the Underlying Share Purchase Price, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

The Transfer Agent for the Common Stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent, if such agent is other than the Company. The Company will supply such Transfer Agent with duly executed certificates for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 7(b) hereof. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto transmitted to the Warrant Holder pursuant to Section 4(j) hereof.

(b)    SEC Reports. For so long as this Warrant remains outstanding, the Company shall cause copies of all of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act (“SEC Reports”) to be mailed to the Warrant Holder at the address set forth or as provided herein, in each case, within fifteen (15) days of filing with the SEC.

(c)    Restrictive Legend. Each certificate evidencing shares of Common Stock issued to the Warrant Holder following the exercise of this Warrant shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

SECTION 4.  Adjustment of Underlying Share Purchase Price and Number of Underlying Shares. The number of Underlying Shares purchasable upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

(a)    Issuance or Sale of Securities. If in any calendar quarter the Company issues or sells, or in accordance with subsection (b) below is deemed to have issued or sold, any shares of Common Stock of the Company (including options, warrants or other securities convertible or exercisable into shares of Common Stock) in excess of 0.5% of the number of shares of Common Stock then outstanding (other than pursuant to a Permitted Issuance) for a consideration per share less than Underlying Share Purchase Price in effect immediately prior to the time of such issuance or sale, then immediately upon such issuance or sale, the Underlying Share Purchase Price shall be reduced to a price equal to the price or deemed price per share of Common Stock issued or sold in such issuance or sale.

(b)    Effect on Underlying Share Purchase Price of Certain Events. For purposes of determining the adjusted Underlying Share Purchase Price under Section 4(a), the following shall be applicable:

(vii)    Issuance of Rights or Options. If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called “Options” and such convertible or exchangeable stock or securities being herein called “Convertible Securities”) and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Underlying Share Purchase Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share, unless the issuance of such shares of Common Stock upon such exercise, conversion or exchange constitutes a Permitted Issuance.

For purposes of this paragraph (b)(i), the “price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities” is determined by dividing (x) the total amount, if any, received or to be received by the Company as consideration for the granting of all such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (y) the total number of shares of Common Stock issuable upon exercise of all such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.

(viii)    Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the “price per share of which Common Stock is issuable upon such conversion or exchange” is less than the Underlying Share Purchase Price in effect immediately prior to the time of such issuance or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share, unless the issuance of such shares of Common Stock upon such exercise, conversion or exchange constitutes a Permitted Issuance. For the purposes of this paragraph, the “price per share for which Common Stock is issuable upon such conversion or exchange” is determined by dividing (x) the total amount received or to be received by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

(ix)    Change in Option Price or Underlying Share Purchase Price. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Underlying Share Purchase Price in effect at the time of such change shall be readjusted to the Underlying Share Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

(x)    Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Underlying Share Purchase Price then in effect shall be adjusted to the Underlying Share Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities never been issued.

(xi)    Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount payable by the purchaser or purchasers thereof after deducting underwriting discounts, commissions or other expenses of sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined by a majority of the Company’s Board of Directors in good faith exercise of their business judgment; provided, however, that in the event that the Warrant Holder reasonably disagrees with such determination and so notifies the Company in writing, the Company shall promptly retain an Independent Investment Bank to determine such fair value, which determination shall be final and binding on the Company and the Warrant Holder.

(xii)    Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for no consideration.

(c)    Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant shall effect a subdivision of the outstanding Common Stock or combines the outstanding shares of Common Stock, then, in each such case, the Underlying Share Purchase Price in effect immediately prior to such event shall be adjusted so that the Warrant Holder shall have the right to purchase the number of shares of Common Stock which he, she or it would have had the right to purchase after the event had such shares of Common Stock been purchased immediately prior to the occurrence of such event. Any adjustment under this Section 4(c) shall become effective as of the date and time such subdivision or combination becomes effective.

(d)    Reorganization, Reclassification, Consolidation, Merger or Sale.

(vii)    Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person and any transaction which is effected in such a way that holders of more than fifty percent (50%) of the shares of Common Stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for Common Stock is referred to herein as a “Change of Control.”

(viii)    Prior to the consummation of any Change of Control, the Company shall make appropriate provisions, in form and substance reasonably satisfactory to the Warrant Holder, to insure that the Warrant Holder shall thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights under this Warrant to purchase such shares of Common Stock or other securities as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights, had such Change of Control not taken place. In any such case, the Company shall make appropriate provisions, in form and substance reasonably satisfactory to the Warrant Holder, with respect to such Warrant Holder’s rights and interests to insure that the provisions hereof shall thereafter be applicable to this Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Underlying Share Purchase Price to reflect the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Underlying Share Purchase Price in effect immediately prior to such consolidation, merger or sale).

(ix)    The Company shall not effect any such Change of Control unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger or the corporation or other entity purchasing such assets assumes by written instrument (which may be the agreement of consolidation, merger or sale), in form and substance reasonably satisfactory to the Warrant Holder, the obligation to deliver to the Warrant Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrant Holder may be entitled to acquire.

(e)    Certain Events. If, at any time or from time to time after the date of this Warrant, any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights having equity or similar features but excluding any Permitted Issuance), then a majority of the Company’s Board of Directors shall make an appropriate adjustment in the Underlying Share Purchase Price so as to protect the rights of the Warrant Holder; provided that no such adjustment shall increase the Underlying Share Purchase Price as otherwise determined pursuant to Section 4.

(f)    No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

(g)    Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(h)    Actions to Maintain Underlying Share Purchase Price Above Par Value. Before taking any action which would cause an adjustment in the Underlying Share Purchase Price such that, upon exercise of this Warrant, shares of Common Stock with par value, if any, would be deemed to be issued below the then par value of the Common Stock, the Company will take any corporate action which may, in the opinion of its counsel, be reasonable necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Underlying Share Purchase Price as so adjusted.

(i)    Certificate of Adjustment. In any case of an adjustment of the number of shares of Common Stock to be purchased under this Warrant, an officer of the Company designated by a majority of the Board of Directors of the Company shall compute such adjustment in accordance with the provisions hereof and prepare and sign a certificate showing such adjustment and shall mail such certificate, by first class mail, postage prepaid, to the Warrant Holder at the address of the Warrant Holder set forth or as provided herein. The certificate shall set forth such adjustment showing in detail the facts upon which such adjustment, including a statement of the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the purchase of the Underlying Shares.

(j)    Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) to offer for subscription any additional shares of capital stock of any class or series, (iii) to effect any reclassification or recapitalization of Common Stock outstanding, or (iv) any Change of Control or voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Warrant Holder, not less than ten (10) days and not more than sixty (60) days prior to the date on which the books of the Company shall close, the record date specified therein or the effective date thereof as the case may be, a notice specifying (A) the material terms and conditions of the proposed action, (B) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (C) the date on which any such Change in Control, dissolution, liquidation or winding up is expected to become effective, and (D) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Change of Control, dissolution, liquidation or winding up.

(k)    Notices. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed given upon delivery, if delivered personally, or by a recognized commercial courier with receipt acknowledged, or upon the expiration of seventy-two (72) hours after the same has been deposited in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Warrant Holder at his, her or its address set forth or as provided herein.

(l)    Closing of Books. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the purchase of any shares of Common Stock under this Warrant in any manner which interferes with the timely purchase of such shares of Common Stock.

SECTION 5.  Dividends. In the event the Company shall, at any time prior to the earlier to occur of (i) the complete exercise of this Warrant, and (ii) the Underlying Share Expiration Date, declare or pay to the holders of Common Stock a dividend payable in any kind of shares of capital stock of the Company or make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of a return or capital, then, upon the subsequent exercise of this Warrant, the Warrant Holder shall receive, in addition to shares of Common Stock to which he, she or it would otherwise be entitled upon such exercise, such additional shares of stock or assets of the Company, which he, she or it would have been entitled to receive, had he, she or it exercised this Warrant into the shares of Common Stock prior to the happening of such dividend or distribution.

SECTION 6.  Registration Rights.

(a)    Registration of Registrable Securities. If, at any time after the issuance of this Warrant, the Company shall qualify to use a registration statement on Form S-8 (the “Registration Statement”) to register its Common Stock and Options under the Securities Act, it shall, to the extent permitted by law, register under the Securities Act all of the Registrable Securities of the Warrant Holder.

(b)    Obligations of the Company. In connection with the registration of the Registrable Securities as contemplated by Section 6(a), the Company shall:

(i)    prepare the Registration Statement and file it with the SEC, and thereafter use its reasonable best efforts to cause the Registration Statement to become effective;

(ii)    prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective; and

(iii)    promptly notify the Warrant Holder of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

SECTION 7.   Other Provisions Relating to Rights of the Warrant Holder.

(a)    Warrant Holder not a Stockholder. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed a holder of Common Stock for any purpose whatsoever, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company, including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised to purchase Underlying Shares, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock are registered shall be deemed the holder or holders of record of such shares of Common Stock for all purposes.

(b)    Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of this Warrant. In any case where the Warrant Holder would, except for the provisions of this Section 7(b), be entitled under the terms of this Warrant to receive a fraction of a share of Common Stock upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Underlying Share Purchase Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of this Warrant. The Warrant Holder expressly waives his, her or its right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the Market Price per share of Common Stock.

(c)    Absolute Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

SECTION 8.   Division, Split-Up, Combination, Exchange and Transfer of Warrants

(a)    Request. This Warrant may be divided, split up, combined or exchanged for other Warrants of like tenor to purchase a like aggregate number of vested Underlying Shares. If the Warrant Holder desires to divide, split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company at its corporate offices in Wall, New Jersey, or as otherwise directed by the Company in writing, and shall surrender the Warrant to be so divided, split up, combined or exchanged at said office; provided, however, that if this Warrant is divided or split up and any resulting Warrant is to be issued in the name of a person other than the Warrant Holder, the Warrant Holder must comply with the provisions of Section 8(b) hereof. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the Warrant Holder the new Warrants as so requested. The Company may require the Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of this Warrant. Notwithstanding the foregoing and anything else herein to the contrary, no portion of this Warrant may be transferred if it covers shares of Common Stock which have not yet vested.

(b)    Assignment; Replacement of Warrant. This Warrant as it relates to vested Underlying Shares may be sold, transferred, assigned or hypothecated by the Warrant Holder at any time, in whole or in part, subject to compliance with federal and state securities laws; provided, however, the Warrant Holder shall provide an opinion of counsel, which opinion shall be reasonably satisfactory to counsel to the Company, that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act. Any division or assignment permitted of this Warrant shall be made by surrender by the Warrant Holder of this Warrant to the Company at its principal office with the Assignment Form attached as Exhibit A hereto duly executed, together with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees named in such instrument of assignment and the surrendered Warrant shall promptly be canceled; provided however, if less than all of the Underlying Shares are assigned, the remainder of this Warrant will be evidenced by a new Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void. Notwithstanding the foregoing or anything else herein to the contrary, no portion of this Warrant may be assigned if it covers shares of Common Stock which have not yet vested.

SECTION 9.  Other Matters.

(a)    Taxes and Charges. The Company will from time to time promptly pay, subject to the provisions of paragraph (v) of Section 2(d), all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery, but not the transfer, of this Warrant or the Underlying Shares.

(b)    Notices. Except as otherwise provided herein, notice or demand pursuant to this Warrant to be given or made by the Warrant Holder to or on the Company or by the Company to or on the Warrant Holder, shall be sufficiently given or made if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission, electronically confirmed and addressed, until another address is designated in writing by either the Company or the Warrant Holder, as the case may be, as follows:

If to the Company:

Medi-Hut Co., Inc.
215 Morris Avenue
Spring Lake, NJ 07762
Attention: President and Chief Executive Officer
Telephone No.: (732) 919-2799
Facsimile No.: (732) 919-2798

If to the Warrant Holder:

John A. Moore
403 Marsh Lane
Wilmington, DE 19804
Telephone No.: (302) 994-3083
Facsimile No.: (302) 994-3086

Except as otherwise provided herein, notices delivered in accordance with the foregoing provisions of this Section 9(b) shall be effective (i) when delivered, if delivered personally or by facsimile transmission electronically confirmed, (ii) one Business Day after being delivered (properly addressed and all fees paid) for overnight delivery to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery, or (iii) five (5) days after being sent by registered or certified mail, postage prepaid, return receipt requested.

(c)    Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of New Jersey, without giving effect to the conflicts of laws principles thereof.

(d)    Exclusive Benefit. Nothing in this Warrant expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrant Holder any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of such persons and their successors, survivors and permitted assigns hereunder. This Warrant is for the benefit of and is enforceable by any subsequent Warrant Holder.

(e)    Headings. The article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

*    *    *    *    *

IN WITNESS WHEREOF, Medi-Hut Co., Inc. has caused this Warrant to be duly executed and delivered as of the date first above written.

MEDI-HUT CO., INC.

By:   /s/ David R. LaVance

Name:   David R. LaVance
Title:     President and Chief Executive Officer

EXHIBIT A

ASSIGNMENT FORM

For value received, the undersigned hereby sells, assigns and transfers unto ____________, whose address is _________________ and whose social security or other identifying number is _______________, this Warrant to purchase __________________ vested Underlying Shares, and hereby irrevocably constitutes and appoints the Secretary of Medi-Hut Co., Inc. as his, her or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant so assigned, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of ________________, whose address is ___________________, whose social security or other identifying number is _______________________, and that such new Warrant be delivered to _____________________, whose address is _____________________.

Date:____________________

(Signature)

(Print Name)

EXHIBIT B

CASHLESS EXERCISE FORM

(To be executed upon exercise of this Warrant pursuant to Section 2(e) of this Warrant)

The undersigned hereby irrevocably elects to surrender ________ shares purchasable under this Warrant being delivered herewith, for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of this Warrant, as provided for in Section 2(e) of this Warrant.

Please issue a certificate or certificates for ________ shares of Common Stock in the name of, and pay cash for fractional shares in the name of:

(Please print name, address, and social security number/tax identification number.)

and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable under this Warrant, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of the undersigned Warrant Holder or his, her or its transferee as below indicated and delivered to the address stated below.

Dated:____________________

Name of Warrant Holder
or transferee:

(Please Print)

Address:

Signature:

NOTE: Signature must conform to the name of Warrant Holder as specified on the face of this Warrant or with the name of the transferee appearing in the Assignment Form attached as Exhibit A to this Warrant.

EXHIBIT C

SUBSCRIPTION FORM

The undersigned hereby irrevocably elects to exercise this Warrant, to purchase __________ vested Underlying Shares and tenders payment herewith in the amount of $_____. The undersigned requests that a certificate for such Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such Underlying Shares be delivered to __________, whose address is __________. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such new Warrant be delivered to __________, whose address is __________.

Date:____________________

(Signature)

(Print Name)